SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 29, 2003 (Date of earliest event reported)
Anchor BanCorp Wisconsin Inc. (Exact name of registrant as specified in its charter)
WI (State or other jurisdiction of incorporation)	00020006 (Commission File Number)	391726871 (IRS Employer Indentification Number)
	P.O. Box 7933 (Address of principal executive offices)	53707 (Zip Code)
Registrant's telephone number, including area code: 608-252-8847

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Anchor BanCorp Wisconsin Inc. dated October 29, 2003

Item 12. Results of Operations and Financial Condition

Quarterly earnings press release

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2003	ANCHOR BANCORP WISCONSIN INC. By: /s/ Michael Helser Michael Helser CFO